SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 8, 2002


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2002-AR13


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)
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
              Delaware                    333-77054                         13-3320910
-----------------------------------    ---------------           ----------------------------------
  (State or Other Jurisdiction of        (Commission              (I.R.S. Employer Identification
           Incorporation)                File Number)                           No.)
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                               11 Madison Avenue
                           New York, New York 10010
         ---------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

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Item 5.  Other Events.
----     ------------

     On May 8, 2002, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement, dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Bank One, National Association, as trustee, JPMorgan Chase Bank, as trust administrator, DLJ Mortgage Capital, Inc., as a seller, Cendant Mortgage Corporation, as a seller and a servicer, Washington Mutual Mortgage Securities Corp., as a servicer, Chase Manhattan Mortgage Corporation, as master servicer and Olympus Servicing, L.P., as a servicer and special servicer, providing for the issuance of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1 The Pooling and Servicing Agreement dated as of April 1, 2002, by and among the Company, DLJ Mortgage Capital, Inc., Bank One, National Association, JPMorgan Chase Bank, Cendant Mortgage Corporation, Washington Mutual Mortgage Securities Corp., Chase Manhattan Mortgage Corporation and Olympus Servicing, L.P..

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                                SECURITIES CORP.


                                                By: /s/ Steven Warjanka
                                                    ---------------------------
                                                     Name:  Steven Warjanka
                                                     Title:  Vice President



Dated:  May 31, 2002

Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

99.1 The Pooling and Servicing Agreement dated as of April 1, 2002, by and among the Company, DLJ Mortgage Capital, Inc., Bank One, National Association, JPMorgan Chase Bank, Cendant Mortgage Corporation, Washington Mutual Mortgage Securities Corp., Chase Manhattan Mortgage Corporation and Olympus Servicing, L.P.